UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+91 8048821871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZCAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at a price of $5.71, subject to adjustment	ZCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The Board of Directors of Zoomcar Holdings, Inc. (the “Company”) determined that the Company will hold a 2024 annual meeting of stockholders (the “Annual Meeting”) on September 26, 2024. The Company will provide additional details regarding the exact time, location and matters to be voted on at the Annual Meeting in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (the “Commission”) prior to the Annual Meeting.

Because the date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2023 annual meeting of stockholders, the Company has set a new deadline for the receipt of stockholder proposals or director nominations submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Amended and Restated Bylaws (the “Bylaws”), for inclusion in the Company’s proxy statement for the Annual Meeting. Pursuant to Rule 14a-8 and the Bylaws, a stockholder intending to present a proposal to be included in the proxy statement for the Annual Meeting or to nominate candidates for election as directors at the Annual Meeting must deliver such proposal or director nomination in writing to the Company’s principal executive offices at Zoomcar Holdings, Inc., Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008, and addressed to the attention of the Corporate Secretary, no later than 5:00 p.m. Eastern Time, on August 29, 2024, which date the Company has determined to be a reasonable time before it expects to begin to mail its proxy materials for the Annual Meeting. Any stockholder proposal or director nomination must comply with the processes and procedures outlined in the Bylaws and must also comply with the requirements of Delaware law and the rules and regulations promulgated by the Commission, as applicable. A copy of the Company’s Bylaws has been filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K/A for the year ended March 31, 2024, filed with the Commission on July 15, 2024, or can be obtained by contacting the Company’s Corporate Secretary at the address above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2024	Zoomcar Holdings, Inc.

	By:	/s/ Hiroshi Nishijima
	Name:	Hiroshi Nishijima
	Title:	Chief Executive Officer

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